United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08359

The Westport Funds

(Exact name of registrant as specified in charter)

253 Riverside Avenue, Westport, Connecticut 06880

(Address of principal executive offices) (Zip code)

Edmund H. Nicklin, Jr., 253 Riverside Avenue, Westport, Connecticut 06880

(Name and address of agent for service)

Registrant's telephone number, including area code:  (888) 593-7878

Date of fiscal year end: 12/31

Date of reporting period: 06/30/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

The Westport Funds

Westport Select Cap Fund
Westport Fund

Semi-Annual Report
June 30, 2012
(Unaudited)

WESTPORT INVESTMENTS

Performance Results
THE WESTPORT FUNDS
Average Annual Total Returns*– June 30, 2012

Fund or Index	Six Months	One Year	Five Years	Ten Years#	Since Inception#,i
Westport Select Cap Fund – Class Rii	2.03%	(11.10)%	0.15%	6.17%	9.03%
Russell 2000® Indexiv	8.53%	(2.08)%	0.54%	7.00%	5.60%
Westport Fund – Class Riii	6.58%	1.73%	4.28%	8.62%	10.17%
Russell Midcap® Indexiv	7.97%	(1.65)%	1.06%	8.45%	7.42%

As set forth in the Funds’ prospectus dated May 1, 2012, the actual Total Annual Fund Operating Expenses for Class R shares of the Westport Select Cap Fund and the Westport Fund were 1.36% and 1.25%, respectively, at December 31, 2011. Total Annual Fund Operating Expenses for Class R shares include shareholder servicing fees. During the fiscal year ended December 31, 2011, the Class R shares of the Westport Select Cap Fund and the Westport Fund both paid shareholder servicing fees of 0.13%. Please see the Funds’ Financial Highlights on pages 19 and 21 for the actual Total Fund Operating Expenses paid for the six-month period ended June 30, 2012. Westport Advisers, LLC has also contractually agreed to waive a portion of its advisory fees and/or assume certain expenses so that Total Annual Fund Operating Expenses do not exceed 1.50% for any class.

#	Performance of the Class R shares of the Westport Fund reflects certain waivers and expense reimbursements. Without such waivers and expense reimbursements, performance would have been lower.

The following pertains to the chart above as well as to the letter to shareholders on the following pages. Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Funds’ current performance may be lower or higher than the performance data quoted. Investors may obtain current year-to-date and as of last month end performance information, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

*	The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

i	The Class R shares of the Westport Select Cap Fund and the Westport Fund commenced operations on December 31, 1997.

ii
The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998. For the total return and other information relating to Class I shares, see the Financial Highlights on page 20.

iii
The Class I shares of the Westport Fund commenced operations on February 9, 2001. For total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 22.

iv
The Russell Midcap® Index is an index comprised of the 800 smallest companies in the Russell 1000® Index and represents approximately 31% of the total market capitalization of the Russell 1000® Index (an index of the 1,000 largest companies in the Russell 3000® Index (an index of the 3,000 largest U.S. domiciled publicly-traded companies representing approximately 98% of the investable U.S. equity market)). The Russell 2000® Index, also a subset of the Russell 3000® Index, is comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000® Index, and represents approximately 10% of the total market capitalization of that index. You should note that The Westport Funds are professionally managed mutual funds, which are subject to advisory fees and other expenses, while the indices are unmanaged and do not incur expenses. You cannot invest directly in an index.

v	Lipper Multi-Cap Core Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Lipper is an independent ranking organization for the mutual fund industry.

Letter to Shareholders	July 12, 2012

Dear Fellow Shareholders:

Domestic equity markets started 2012 well with most indices recording double-digit gains in the first quarter. These markets have been supported by large injections of liquidity from the Federal Reserve (“Fed”). The Fed has expanded its balance sheet 250% since 2008 with the purchase of $2.35 trillion of Treasuries and mortgage-backed securities under its quantitative easing programs. When these programs were completed on June 30, 2011, it continued its support of the long term Treasury market through the purchase of long duration government bonds and the sale of short duration government notes from its balance sheet. This “Operation Twist,” originally scheduled for completion at the end of June 2012, was extended to December 31, 2012. The Fed’s actions have taken short term Treasury rates nearly to zero and, together with flight capital coming into the U.S., have reduced the interest rate on 10-year Treasuries to 1.5%. Low long term interest rates support asset prices and encourage investors to search for yield but seem to have little lasting impact on economic activity. Economic growth has averaged 2.4% since the recession ended in mid 2009 through this year’s first quarter. Diminished growth after a financial crisis is consistent with historical findings of Reinhart and Rogoffi. First quarter economic performance undoubtedly was helped by better weather and a key statistic, non-farm payrolls, showed an average gain of 256,000 workers per month. Short cycle economic statistics began to signal a slowing of economic growth in the U.S. and in many Eurozone countries late in the first quarter. Non-farm payroll additions slumped to 91,000 workers per month for the second quarter. Investors, fearing earnings disappointments, sold domestic equities pushing markets lower in April and May of 2012.

During the first half of 2012, the Westport Select Cap Fund provided a return of 2.03%, trailing the benchmark Russell 2000® Index’s 8.53% gain by 650 basis pointsii. Since inception 14 ½ years ago, the Westport Select Cap Fund has outperformed the Russell 2000® Index by 343 basis points per year with a compound annual gain of 9.03% compared to 5.60% for the Index. For the first half of 2012, 17 of the Fund’s positions rose in price, 12 declined and 3 were unchanged. Oddly, the declining stocks were not the principal reason for the Fund’s significant underperformance relative to its benchmark. In fact, the only meaningful negative contributors were the for-profit education company DeVry, Inc., which declined 19% and cost 73 basis points in performance; the four energy stocks - Forest Oil Corp., Lone Pine Resources, Inc., Plains Exploration & Production Company, and Stone Energy Corp. - which cumulatively cost 113 basis points in performance; and insurance broker Willis Group Holdings plc, which cost 31 basis points in performance. The other 6 declining stocks depressed performance by 67 basis points in total. Also holding back performance was the fact that a number of underweighted positions appreciated without the desired positive impact. For example, Carter’s, Inc., the children’s clothing producer and retailer, which was the largest percentage gainer, appreciated over 32%, but contributed only 32 basis points to performance due to its 1.4% weighting. IPG Photonics Corp., the specialty laser manufacturer, gained 29% but, because of its 3.8% weighting, contributed 55 basis points to performance. Brown & Brown, Inc., one of three domestic insurance broker holdings, appreciated 21% and added 33 basis points to performance. Encouraging was the

i	Reinhart, Carmen M. and Rogoff, Kenneth S., “This Time is Different, Eight Centuries of Financial Folly”.

ii	Basis Point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

fact that Universal Health Services, Inc. (Class B shares), the Westport Select Cap Fund’s largest position, gained 11.1% in the half and contributed 74 basis points to performance helped by the U.S. Supreme Court’s finding that the majority of the Affordable Care Act was constitutional.

Westport Fund Class R shares provided a return of 6.58% in the first half of 2012 compared with 7.97% for the Russell Midcap® Index. Two portfolio positions were used to insure against the occurrence of certain geopolitical and macroeconomic events. The difference between the return of the Westport Fund and that of the benchmark Russell Midcap® Index in the first half was the cost of these hedge positions. First, a significant position in Oil and Gas Production companies provided protection against disruptive geopolitical events in the Middle East. Penalties have been introduced by a number of nations to force customers for Iranian oil to scale back their purchases. This would normally lead to higher oil prices but Saudi Arabia increased its production of crude to balance the market. Faced with a severe reduction in revenue, Iran might retaliate militarily by closing the Straits of Hormuz or by having surrogates undertake terrorist acts. So far no meaningful supply disruption has occurred and oil prices have declined. Energy was the only industry sector in the benchmark with a negative return for the first half of 2012 and the energy position in the Westport Fund reduced performance by 105 basis points relative to the benchmark. Second, the Eurozone has experienced continuing economic deterioration while economic growth in the United States and China is slowing. The Fund increased its cash position from 5% at year end 2011 to 8% at June 30, 2012 to cushion the impact of slowing economic activity on earnings but the cost of this insurance was approximately 54 basis points in performance. The combined impact of the energy and cash hedges more than accounted for the divergence between the Westport Fund’s returns and the benchmark in the first half of 2012. Westport Fund has had an average annual return of 10.17% for the 14 ½ years since the Fund’s inception. This compares favorably to the 7.42% average annual return for the Russell Midcap® Index and the 4.39% average annual return for the Lipper Multicap Core Index over the same period. The Lipper Index is a useful reference for the Westport Fund as the Index is composed of mutual funds with holdings in large, medium and small capitalization categories.

The Westport Fund’s holdings in the Energy sector include six Oil and Gas Producers, which declined in reaction to continuing weak natural gas prices and somewhat lower oil prices in the second quarter. Natural gas prices have bounced back from recent lows due to electricity demand and a sharp reduction in rigs drilling for natural gas. The portfolio companies most leveraged to natural gas are Forest Oil Corp., and its spin-off, Lone Pine Resources, Inc. In addition Forest Oil was hurt by the effects of some questionable asset allocation decisions. The two companies cost the portfolio 62 basis points in performance for the first half of 2012.

There were no other industry sectors with negative results and the only individual holding outside the Energy sector that subtracted a meaningful amount from performance for the Westport Fund was Varian Medical Systems, Inc. (radiation therapy), which reduced performance by 38 basis points. On the positive side, the Business Products & Services and Consumer Products & Services sectors added 291 basis points and 219 basis points to portfolio performance in the first half, respectively. A diverse array of individual companies contributed to first half results - Teradata Corp. (database management), FMC Corp. (diversified chemicals), Ross Stores, Inc. (off-price retailer), and Lender Processing Services, Inc. (mortgage processing) adding 109 basis points, 85 basis points, 78 basis points and 78 basis points to performance, respectively.

Outlook

Fractional reserve banking, where only a portion of deposits are backed by liquid assets, is the structure that is pervasive in market based capitalist economies. These economies won’t function properly unless the associated banking system is adequately capitalized. Arguably the single most important action taken to stabilize the U.S. economy and financial system after the housing bubble collapsed in 2008 was the passage of the Troubled Asset Relief Program (“TARP”) by Congress to recapitalize the U.S. banking system. Four years later the U.S. economy is healthier as exemplified by: positive but less than desired Gross Domestic Product (“GDP”) growth; a stabilized housing market; and new oil and natural gas production from unconventional sources. However, a number of important negatives remain: very high debt levels in both government and private sectors; and high unemployment with a low level of new job additions. The U.S. economy is also influenced by slowing economic activity in other large economies such as China, India and Brazil, and recessionary conditions in many European countries.

Major uncertainties for the U.S. in the near term include the November elections and the “fiscal cliff”. However, continued worsening of economic and financial developments in the Eurozone is a greater danger to the U.S. due to interconnections of the banking and financial systems. The first step to preserve the Eurozone economy is to ensure the national banking systems have adequate capital. Recapitalizing or closing individual banks where necessary to restore functionality to national banking systems must be accomplished without turning the associated sovereign debt into junk. Supervision and regulation at the Eurozone level and a Eurozone deposit insurance fund are needed to retain stability. In February 2012 the European Central Bank (ECB), acting in its role as lender of last resort to Eurozone banks, provided the second tranche of €1 trillion in a three year repo credit line, a Long Term Refinancing Operation (“LTRO”), against “acceptable” collateral. This action provided stability to debt markets for a time as it provided Eurozone banks funding to purchase sovereign debt and profit from the spread. The ECB can buy additional time by providing another LTRO using lower quality collateral.

A new fund, the European Stability Mechanism (“ESM”), which will be capitalized with €500 billion through pro rata contributions from the seventeen Eurozone members, has been authorized to supply needed rescue capital. An obvious problem is that a number of these members do not have the financial wherewithal for their contribution. Germany is to provide 27% of the funding while Portugal, Italy, Ireland, Greece, and Spain are responsible for 37% or €185 million. Germany has the largest and strongest economy in the Eurozone but its current debt/GDP ratio is 81%, limiting its funding ability. Germany could raise an additional €600 billion if it increased this ratio to 100%. However, this would lower Germany’s credit rating and cause it to pay higher interest rates. Consequently, to have a reasonable probability of resolving the economic problems of overextended Eurozone members, the plan must include reductions in government spending and changes in labor regulation to enhance competitiveness. At present, progress is being made in Ireland and Portugal. Spain has made noteworthy changes to its finances and the regulation of its economy but there is no guarantee that deflating housing prices have reached a bottom. Italy is also working to restrain government spending so that interest rates on its sovereign debt will decline over time. The key question is will Germany run out of money or decide to stop subsidies to financially stressed Eurozone countries before efforts to lower deficits and improve competitiveness are successful.

If the banking and financial systems in the Eurozone continue functioning with the injection of additional capital, which seems likely for the near term, we believe that the Eurozone should hang together and not derail the U.S. economy. With this backdrop, economic growth in the U.S. is likely to continue at recent unattractive levels, weaker than most forecasters had anticipated just three months ago.

Domestic-based companies with a consumer orientation or relatively assured end market demand will likely be favored by investors in the remainder of 2012. The Westport Select Cap Fund portfolio is heavily weighted with such stocks and the portfolios of both Westport Funds offer a collection of companies, most of which provide some competitive insulation.

We appreciate the continued confidence of our shareholders.

Edmund H. Nicklin, Jr.	Andrew J. Knuth

The discussions included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Funds in the future, including the portfolio managers’ outlook regarding economic, market, political, and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the Funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change. Any opinions of the Portfolio Managers are intended as such and not as statements of fact requiring affirmations.

There are special risks associated with small and mid-capitalization issues such as market illiquidity and greater market volatility than larger capitalizations issues.

WESTPORT SELECT CAP FUND PORTFOLIO SUMMARY June 30, 2012

During the first half of 2012, the Westport Select Cap Fund provided a return of 2.03%, trailing the Russell 2000® Index’s 8.53% gain by 650 basis pointsi. Since inception 14 ½ years ago, the Westport Select Cap Fund has outperformed the Russell 2000® Index by 343 basis points per year with a compound annual gain of 9.03% compared to 5.60% for the Index. For the first half of 2012, 17 of the Fund’s positions rose in price, 12 declined and 3 were unchanged. Oddly, the declining stocks were not the principal reason for the Fund’s significant underperformance relative to its benchmark. In fact, the only meaningful negative contributors were the for-profit education company DeVry, Inc., which declined 19% and cost 73 basis points in performance; the four energy stocks - Forest Oil Corp., Lone Pine Resources, Inc., Plains Exploration & Production Company, and Stone Energy Corp. - which collectively cost 113 basis points in performance; and insurance broker Willis Group Holdings plc (“WSH”), which cost 31 basis points in performance. The other 6 declining stocks depressed performance by 67 basis points in total. Also holding back performance was the fact that of the many positions that appreciated too few had the desired positive impact, generally due to their relatively lighter weighting in the portfolio. For example, Carter’s, Inc., the children’s clothing producer and retailer, which was the largest percentage gainer, appreciated over 32%, but contributed only 32 basis points to performance due to its 1.4% weighting. IPG Photonics Corp., the specialty laser manufacturer, gained 29% but, because of its 3.8% weighting, contributed 55 basis points to performance. Brown & Brown, Inc., one of three domestic insurance broker holdings, appreciated 21% and added 33 basis points to performance. Encouraging was the fact that Universal Health Services, Inc. (Class B shares) (“UHS”), the Fund’s largest position, gained 11% in the half and contributed 74 basis points to performance helped by the U.S. Supreme Court’s finding that the majority of the Affordable Care Act was constitutional.

The Russell 2000® Index is often broken into ten sectors to facilitate industry comparisons. Three industry sectors accounted for two-thirds of the performance differential between the Westport Select Cap Fund and the Russell 2000® Index. The largest difference, 180 basis points, occurred in the Health Care sector even though the Fund’s only holding in this sector, UHS, provided a return of 11% in the first half. The Health Care sector of the Russell 2000® Index appreciated 21%. The absence of Real Estate Investment Trusts in the Fund decreased performance by 132 basis points as investors reallocated capital to investments that provide yield. Finally, the Financial Services sector had relative underperformance of 122 basis points, much of which was due to poor results from WSH relative to other insurance brokers and an under-weighting in small banks where credit conditions have stabilized and mortgage refinancings have improved.

The Westport Select Cap Fund recently added a new position, Express, Inc., a specialty retailer focused on young adults in the 20-30 year age group. The shares were purchased after a sharp drop in the company’s stock price due to a minor short-fall in first quarter earnings. Supported by a strong balance sheet and substantial free cash flow, the company subsequently announced a $100 million share buy back, representing 7% of the outstanding shares. During the half, positions were reduced in a number of holdings – most significantly Precision Castparts Corp., ITT Educational Services, Inc., and John Wiley & Sons, Inc., Class A shares.

i	Basis Point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

References to specific securities, sectors, and industries discussed herein are not recommendations to buy or sell the securities or investments, and the Funds may not necessarily hold these securities or investments today.

Westport Select Cap Fund (WPSRX) – Portfolio Summary
Average Annual Total Returnsi – June 30, 2012

Fund or Index	Six Months	One Year	Five Years	Ten Years	Since Inceptionii
Westport Select Cap Fund – Class R	2.03%	(11.10)%	0.15%	6.17%	9.03%
Russell 2000® Index	8.53%	(2.08)%	0.54%	7.00%	5.60%

Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain current year-to-date and as of last month end performance information, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

i
The chart above represents the performance of the Class R shares only. Performance of the Class I shares may vary based on differences in expenses paid by shareholders in the different classes. The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998. For the total return and other information relating to Class I shares, see the Financial Highlights on page 20.

ii	The Class R shares of the Westport Select Cap Fund commenced operations on December 31, 1997.

Representation of Portfolio Holdings
June 30, 2012 (Unaudited)

The illustration below provides the industry allocations for the Westport Select Cap Fund.

Industry Allocation (% of Net Assets)
Industrial Specialty Products	21.6%
Consumer Products & Services	18.6%
Business Products & Services	13.2%
Insurance	13.2%
Health Care Products & Services	10.4%
Industrial Services	9.5%
Oil & Gas Producers	7.5%
Publishing	1.7%
Security Products & Services	1.0%
Banks & Thrifts/Financial Services	0.8%
Other Holdings	0.8%
Cash & Cash Equivalents	1.7%
Total	100.0%

WESTPORT FUND PORTFOLIO SUMMARY June 30, 2012

The Westport Fund provided a return of 6.58% in the first half of 2012 compared with 7.97% for the Russell Midcap® Index. The Fund’s energy portfolio holdings and cash hedged geopolitical and macroeconomic instability and the cost of this insurance approximated the difference between the Fund’s return and that of the Russell Midcap® Index. The Oil and Gas Producers in the portfolio provided protection against ongoing potentially disruptive geopolitical events in the Middle East. Political changes in Syria and Egypt and sanctions on Iran may trigger broader disarray and curtail the flow of crude oil. So far no meaningful supply interruption has occurred and oil prices have remained within an acceptable range. The energy companies in the Westport Fund reduced performance by 105 basis pointsi relative to the Russell Midcap® Index. The Eurozone continues to experience economic deterioration while economic growth in the United States and China is slowing. The Fund increased its cash position from 5% at year end 2011 to 8% at June 30, 2012 to cushion the impact of slowing economic activity on earnings. The cost of this insurance was approximately 54 basis points in performance. The combined impact of the energy and cash hedges more than accounted for the difference between the Westport Fund’s returns and the Russell Midcap® Index in the first half of 2012. Westport Fund shares have had an average annual return of 10.17% for the 14 ½ years since the Fund’s inception. This compares favorably to the 7.42% average annual return for the Russell Midcap® Index and the 4.39% average annual return for the Lipper Multicap Core Index over the same period.

The Westport Fund’s Energy sector holdings declined in reaction to continuing weak natural gas prices and oil prices declined from their recent peaks in the second quarter. Natural gas prices have bounced back from recent lows due to electricity demand and a sharp reduction in rigs drilling for natural gas. The two portfolio companies most leveraged to natural gas - Forest Oil Corp., and its spin-off, Lone Pine Resources, Inc. - cost the portfolio 62 basis points in the first half of 2012. There were no industry sectors other than Energy with negative results but the absence of Real Estate Investment Trusts cost the Westport Fund 107 basis points in the 2012 first half as the investor search for yield benefitted this industry sector. The only individual holding outside the Energy sector that subtracted a meaningful amount from the Westport Fund’s performance was Varian Medical Systems, Inc. (radiation therapy), where performance was a negative 38 basis points. On the positive side, the Business Products & Services and Consumer Products & Services sectors added 291 basis points and 219 basis points to portfolio performance in the first half, respectively. A diverse array of individual companies contributed to first half results - Teradata Corp. (database management), FMC Corp. (diversified chemicals), Ross Stores, Inc. (off-price retailer), and Lender Processing Services, Inc. (mortgage processing) adding 109 basis points, 85 basis points, 78 basis points, and 78 basis points to performance, respectively.

Trimble Navigation Ltd. was added to the portfolio during March 2012. Historically the company was considered a provider of positioning systems based upon GPS (Global Position System) and was best known for its accurate solutions in the fields of surveying, construction, and agriculture. The company has expanded beyond these initial end markets with integrated tools and new verticals such as fleet management. Its offerings contain substantially more functionality and therefore greater capability than prior generations.

i	Basis Point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

References to specific securities, sectors and industries discussed herein are not recommendations to buy or sell the securities or investments, and the Funds may not necessarily hold these securities or investments today.

Westport Fund (WPFRX) – Portfolio Summary
Average Annual Total Returnsi – June 30, 2012

Fund or Index	Six Months	One Year	Five Years	Ten Yearsii	Since Inceptionii,iii
Westport Fund – Class R	6.58%	1.73%	4.28%	8.62%	10.17%
Russell Midcap® Index	7.97%	(1.65)%	1.06%	8.45%	7.42%

Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain current year-to-date and as of last month end performance information, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

i
The chart above represents the performance of the Class R shares only. Performance of the Class I shares may vary based on differences in expenses paid by shareholders in the different classes. The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Class I shares of the Westport Fund commenced operations on February 9, 2001. For total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 22.

ii	Performance of the Class R shares reflects certain waivers and expense reimbursements. Without such waivers and expense reimbursements, performance would have been lower.

iii	The Class R shares of the Westport Fund commenced operations on December 31, 1997.

Representation of Portfolio Holdings
June 30, 2012 (Unaudited)

The illustration below provides the industry allocations for the Westport Fund.

Industry Allocation (% of Net Assets)
Business Products & Services	17.8%
Industrial Specialty Products	17.0%
Consumer Products & Services	10.5%
Chemicals	10.3%
Oil & Gas Producers	8.4%
Health Care Products & Services	6.5%
Medical Products & Services	5.0%
Banks & Thrifts/Financial Services	4.3%
Insurance	3.1%
Industrial Services	2.2%
Other Holdings	6.8%
Cash & Cash Equivalents	8.1%
Total	100.0%

THE WESTPORT FUNDS
WESTPORT SELECT CAP FUND
PORTFOLIO OF INVESTMENTS
June 30, 2012 (Unaudited)

COMMON STOCKS — 98.3%	Shares	Market Value
Banks & Thrifts/Financial Services — 0.8%
Banner Corp.	208,213	$4,561,947

Business Products & Services — 13.2%
Arbitron, Inc.	366,214	12,817,490
CACI International, Inc.(a)	185,900	10,228,218
JDA Software Group, Inc.(a)	333,500	9,901,615
Parametric Technology Corp.(a)	432,804	9,071,572
Synopsys, Inc.(a)	1,063,892	31,310,341
		73,329,236
Communications Equipment & Services — 0.8%
General Communication, Inc. - Class A(a)	516,372	4,291,051

Consumer Products & Services — 18.6%
Big Lots, Inc.(a)	1,133,756	46,245,907
Carter's, Inc.(a)	149,550	7,866,330
Darden Restaurants, Inc.	585,000	29,618,550
Express, Inc.(a)	165,200	3,001,684
Orient-Express Hotels Ltd. - Class A(a)	806,827	6,753,142
Saks, Inc.(a)	912,600	9,719,190
		103,204,803
Health Care Products & Services — 10.4%
Universal Health Services, Inc. - Class B	1,340,700	57,864,612

Industrial Services — 9.5%
DeVry, Inc.	845,000	26,169,650
ITT Educational Services, Inc.(a)	227,187	13,801,610
United Rentals, Inc.(a)	374,997	12,764,898
		52,736,158
Industrial Specialty Products — 21.6%
FEI Company(a)	428,030	20,476,955
IPG Photonics Corp.(a)	480,000	20,923,200
Precision Castparts Corp.	322,902	53,114,150
QLogic Corp.(a)	777,016	10,637,349
Rofin-Sinar Technologies, Inc.(a)	281,458	5,328,000
Rogers Corp.(a)	235,953	9,346,099
		119,825,753

THE WESTPORT FUNDS
WESTPORT SELECT CAP FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2012 (Unaudited)

COMMON STOCKS — 98.3% (Continued)	Shares	Market Value
Insurance — 13.2%
Arthur J. Gallagher & Company	403,424	$14,148,080
Brown & Brown, Inc.	578,261	15,769,177
Willis Group Holdings plc	1,182,820	43,161,102
		73,078,359
Oil & Gas Producers — 7.5%
Forest Oil Corp.(a)	825,558	6,051,340
Lone Pine Resources, Inc.(a)	704,640	1,937,760
Plains Exploration & Production Company(a)	800,003	28,144,106
Stone Energy Corp.(a)	226,000	5,726,840
		41,860,046
Publishing — 1.7%
John Wiley & Sons, Inc. - Class A	189,694	9,293,109

Security Products & Services — 1.0%
Checkpoint Systems, Inc.(a)	669,150	5,828,297

TOTAL COMMON STOCKS (Cost $288,401,527)		$545,873,371

MONEY MARKETS — 1.7%	Shares	Market Value
Federated U.S. Treasury Cash Reserve Fund	9,248,238	$9,248,238

TOTAL MONEY MARKETS (Cost $9,248,238)		$9,248,238

TOTAL INVESTMENT SECURITIES — 100.0% (Cost $297,649,765)		$555,121,609

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0)%(b)		(32,277)

NET ASSETS — 100.0%		$555,089,332

(a)	Non-income producing security.

(b)	Rounds to less than 0.5%.

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT FUND
PORTFOLIO OF INVESTMENTS
June 30, 2012 (Unaudited)

COMMON STOCKS — 91.9%	Shares	Market Value
Banks & Thrifts/Financial Services — 4.3%
Cullen/Frost Bankers, Inc.	70,000	$4,024,300
MasterCard, Inc. - Class A	25,000	10,752,750
State Street Corp.	107,500	4,798,800
SunTrust Banks, Inc.	10,000	242,300
WSFS Financial Corp.	48,546	1,961,744
		21,779,894
Broadcasting/Cable TV/Advertising — 2.0%
Interpublic Group of Companies, Inc.	926,192	10,049,183

Business Products & Services — 17.8%
CA, Inc.	455,089	12,328,361
CACI International, Inc.(a)	35,000	1,925,700
Check Point Software Technologies Ltd.(a)	277,500	13,761,225
Lender Processing Services, Inc.	535,000	13,524,800
Parametric Technology Corp.(a)	600,000	12,576,000
Synopsys, Inc.(a)	572,012	16,834,313
Teradata Corp.(a)	208,190	14,991,762
Trimble Navigation Ltd.(a)	65,000	2,990,650
		88,932,811
Chemicals — 10.3%
Air Products and Chemicals, Inc.	140,000	11,302,200
Albemarle Corp.	127,300	7,592,172
FMC Corp.	360,000	19,252,800
Praxair, Inc.	123,000	13,373,790
		51,520,962
Consumer Products & Services — 10.5%
American Eagle Outfitters, Inc.	500,000	9,865,000
Dr. Pepper Snapple Group, Inc.	300,000	13,125,000
McCormick & Company, Inc.	250,260	15,178,269
Ross Stores, Inc.	230,000	14,368,100
		52,536,369
Engineering & Consulting — 1.4%
Chicago Bridge & Iron Company N.V.	181,600	6,893,536

Health Care Products & Services — 6.5%
CVS Caremark Corp.	192,090	8,976,366
Laboratory Corporation of America Holdings(a)	150,000	13,891,500
Universal Health Services, Inc. - Class B	227,500	9,818,900
		32,686,766

THE WESTPORT FUNDS
WESTPORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2012 (Unaudited)

COMMON STOCKS — 91.9% (Continued)	Shares	Market Value
Industrial Services — 2.2%
Republic Services, Inc.	415,000	$10,980,900

Industrial Specialty Products — 17.0%
Amphenol Corp.	201,300	11,055,396
FEI Company(a)	196,742	9,412,137
International Rectifier Corp.(a)	120,246	2,403,718
MSC Industrial Direct Company, Inc. - Class A	167,500	10,979,625
Pall Corp.	272,500	14,935,725
Precision Castparts Corp.	120,601	19,837,658
Texas Instruments, Inc.	107,964	3,097,487
W.W. Grainger, Inc.	70,000	13,386,800
		85,108,546
Insurance — 3.1%
Brown & Brown, Inc.	200,000	5,454,000
Willis Group Holdings plc	275,000	10,034,750
		15,488,750
Medical Products & Services — 5.0%
Abbott Laboratories	67,500	4,351,725
Charles River Laboratories International, Inc.(a)	135,000	4,422,600
Varian Medical Systems, Inc.(a)	271,500	16,499,055
		25,273,380
Oil & Gas Producers — 8.4%
Anadarko Petroleum Corp.	200,000	13,240,000
EOG Resources, Inc.	172,500	15,543,975
Forest Oil Corp.(a)	282,500	2,070,725
Lone Pine Resources, Inc.(a)	248,027	682,074
Plains Exploration & Production Company(a)	180,824	6,361,389
Stone Energy Corp.(a)	162,541	4,118,789
		42,016,952
Transportation — 1.6%
FedEx Corp.	85,000	7,786,850

Utilities — 1.3%
Entergy Corp.	92,500	6,279,825

Other — 0.5%(a)(b)		2,296,200

TOTAL COMMON STOCKS (Cost $352,136,935)		$459,630,924

THE WESTPORT FUNDS
WESTPORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2012 (Unaudited)

MONEY MARKETS — 8.2%	Shares	Market Value
Federated U.S. Treasury Cash Reserve Fund	41,069,502	$41,069,502

TOTAL MONEY MARKETS (Cost $41,069,502)		$41,069,502

TOTAL INVESTMENT SECURITIES — 100.1% (Cost $393,206,437)		$500,700,426

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(217,508)

NET ASSETS — 100.0%		$500,482,918

(a)	Non-income producing security.

(b)	"Other" category includes all securities that have been held less than one year and have not previously been disclosed on other reports.

See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF ASSETS AND LIABILITIES June 30, 2012 (Unaudited)

	Westport Select Cap Fund	Westport Fund
ASSETS
Investment securities:
At acquisition cost	$297,649,765	$393,206,437
At market value (Note 2)	$555,121,609	$500,700,426
Dividends and interest receivable	632,105	533,827
Receivable for capital shares sold	311,374	1,163,821
Receivable for securities sold	1,856,769	—
Other assets	61,727	46,032
TOTAL ASSETS	557,983,584	502,444,106

LIABILITIES
Payable for capital shares redeemed	2,059,629	1,260,541
Payable to Adviser (Note 4)	443,553	364,792
Other accrued expenses and liabilities	391,070	335,855
TOTAL LIABILITIES	2,894,252	1,961,188

NET ASSETS	$555,089,332	$500,482,918

Net assets consist of:
Paid-in capital	$253,260,284	$393,244,553
Undistributed net investment loss	(1,704,750)	(262,542)
Accumulated net realized gain from security transactions	46,061,954	6,918
Net unrealized appreciation on investments	257,471,844	107,493,989
Net assets	$555,089,332	$500,482,918

PRICING OF CLASS R SHARES
Net assets attributable to Class R shares	$187,328,345	$363,810,800
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value) (Note 5)	8,120,842	14,673,138
Net asset value, offering price and redemption price per share (Note 2)	$23.07	$24.79

PRICING OF CLASS I SHARES
Net assets attributable to Class I shares	$367,760,987	$136,672,118
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value) (Note 5)	15,429,035	5,492,819
Net asset value, offering price and redemption price per share (Note 2)	$23.84	$24.88

See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF OPERATIONS For the Period Ended June 30, 2012 (Unaudited)

	Westport Select Cap Fund	Westport Fund
INVESTMENT INCOME
Dividends	$2,026,560	$2,623,975	(1)
TOTAL INVESTMENT INCOME	2,026,560	2,623,975

EXPENSES
Investment advisory fees (Note 4)	2,986,137	2,189,547
Shareholder servicing fees, Class R (Note 4)	131,220	211,623
Transfer agent fees, Class R (Note 4)	158,509	194,416
Administration and accounting services fees (Note 4)	113,678	92,747
Transfer agent fees, Class I (Note 4)	172,446	18,858
Shareholder reporting costs	21,908	9,190
Professional fees	23,852	21,590
Registration fees, Class R	15,305	20,300
Trustees' fees and expenses	16,000	16,000
Compliance fees and expenses	12,599	9,506
Insurance expense	14,010	9,419
Registration fees, Class I	16,973	10,132
Custodian fees	11,212	5,307
Other expenses	37,461	77,882
TOTAL EXPENSES	3,731,310	2,886,517

NET INVESTMENT LOSS	(1,704,750)	(262,542)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain from security transactions	46,061,954	17,487
Net change in unrealized appreciation on investments	(30,083,468)	27,150,613
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	15,978,486	27,168,100

NET INCREASE IN NET ASSETS FROM OPERATIONS	$14,273,736	$26,905,558

(1)	Net of foreign taxes withheld of $2,724.

See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Westport Select Cap Fund		Westport Fund
	For the Period Ended June 30, 2012 (Unaudited)	For the Year Ended December 31, 2011	For the Period Ended June 30, 2012 (Unaudited)	For the Year Ended December 31, 2011
FROM OPERATIONS:
Net investment loss	$(1,704,750)	$(4,624,540)	$(262,542)	$(628,885)
Net realized gains from security transactions	46,061,954	113,808,377	17,487	15,415,242
Net change in unrealized appreciation/depreciation on investments	(30,083,468)	(111,929,597)	27,150,613	(5,503,781)
Net increase (decrease) in net assets from operations	14,273,736	(2,745,760)	26,905,558	9,282,576

DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains, Class R	—	(13,357,604)	—	(9,804,780)
From realized gains, Class I	—	(27,010,939)	—	(3,776,534)
Decrease in net assets from distributions to shareholders	—	(40,368,543)	—	(13,581,314)

FROM CAPITAL SHARE TRANSACTIONS:
CLASS R
Proceeds from shares sold	18,830,874	182,527,356	98,993,208	128,858,911
Reinvested Dividends	—	13,262,080	—	9,729,185
Payments for shares redeemed	(33,416,400)	(319,008,593)	(57,951,772)	(105,579,001)
Net increase (decrease) in net assets from Class R share transactions	(14,585,526)	(123,219,157)	41,041,436	33,009,095

CLASS I
Proceeds from shares sold	33,889,290	90,613,012	20,472,416	50,930,879
Reinvested Dividends	—	16,579,499	—	3,196,761
Payments for shares redeemed	(79,840,695)	(194,132,441)	(10,141,618)	(18,168,879)
Net increase (decrease) in net assets from Class I share transactions	(45,951,405)	(86,939,930)	10,330,798	35,958,761

Net increase (decrease) in net assets from capital share transactions	(60,536,931)	(210,159,087)	51,372,234	68,967,856

TOTAL INCREASE (DECREASE) IN NET ASSETS	(46,263,195)	(253,273,390)	78,277,792	64,669,118

NET ASSETS:
Beginning of period	601,352,527	854,625,917	422,205,126	357,536,008
End of period	$555,089,332	$601,352,527	$500,482,918	$422,205,126

ACCUMULATED NET INVESTMENT LOSS	$(1,704,750)	$—	$(262,542)	$—

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period
	Class R
	For the Period Ended June 30, 2012 (Unaudited)		For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Net asset value at beginning of period	$22.61		$24.69	$19.97	$15.70	$23.31	$24.56

Income (loss) from investment operations:
Net investment income (loss)	(0.09)		(0.22)	(0.17)	(0.09)	(0.13)	0.11
Net realized and unrealized gains (losses)on investments	0.55		(0.24)	4.89	4.65	(7.48)	1.47
Total from investment operations	0.46		(0.46)	4.72	4.56	(7.61)	1.58

Less distributions:
From net investment income	—		—	—	—	—	(0.14)
From net realized gains	—		(1.62)	—	(0.29)	—	(2.69)
Total distributions	—		(1.62)	—	(0.29)	—	(2.83)

Net asset value at end of period	$23.07		$22.61	$24.69	$19.97	$15.70	$23.31

Total Return	2.03	%(a)	(1.86)%	23.64%	28.99%	(32.65)%	6.38%

Net assets at end of period (000's)	$187,328		$197,223	$336,360	$274,861	$301,444	$444,327

Ratio of total expenses to average net assets	1.40	%(b)	1.36%	1.36%	1.37%	1.37%	1.33%

Ratio of net investment income (loss) to average net assets	(0.72	)%(b)	(0.75)%	(0.68)%	(0.48)%	(0.60)%	0.41%

Portfolio turnover rate	3	%(a)	2%	13%	6%	4%	6%

(a)	Not Annualized.

(b)	Annualized.

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period
	Class I
	For the Period Ended June 30, 2012 (Unaudited)		For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Net asset value at beginning of period	$23.33		$25.38	$20.48	$16.07	$23.80	$24.97

Income (loss) from investment operations:
Net investment income (loss)	(0.07)		(0.16)	(0.11)	(0.05)	(0.08)	0.18
Net realized and unrealized gains (losses) on investments	0.58		(0.27)	5.01	4.75	(7.65)	1.50
Total from investment operations	0.51		(0.43)	4.90	4.70	(7.73)	1.68

Less distributions:
From net investment income	—		—	—	—	—	(0.16)
From net realized gains	—		(1.62)	—	(0.29)	—	(2.69)
Total distributions	—		(1.62)	—	(0.29)	—	(2.85)

Net asset value at end of period	$23.84		$23.33	$25.38	$20.48	$16.07	$23.80

Total Return	2.19	%(a)	(1.69)%	23.93%	29.20%	(32.48)%	6.68%

Net assets at end of period (000's)	$367,761		$404,130	$518,266	$446,963	$346,754	$506,201

Ratio of total expenses to average net assets	1.18	%(b)	1.16%	1.14%	1.15%	1.15%	1.11%

Ratio of net investment income (loss) to average net assets	(0.50	)%(b)	(0.54)%	(0.46)%	(0.25)%	(0.38)%	0.62%

Portfolio turnover rate	3	%(a)	2%	13%	6%	4%	6%

(a)	Not Annualized.

(b)	Annualized.

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT FUND FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period
	Class R
	For the Period Ended June 30, 2012 (Unaudited)		For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Net asset value at beginning of period	$23.26		$23.28	$19.39	$14.67	$21.11	$19.21

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.05)	(0.02)	(0.04)	(0.04)	0.04
Net realized and unrealized gains (losses) on investments	1.55		0.80	3.91	4.76	(6.35)	2.60
Total from investment operations	1.53		0.75	3.89	4.72	(6.39)	2.64

Less distributions:
From net investment income	—		—	—	—	—	(0.04)
From net realized gains	—		(0.77)	—	—	(0.05)	(0.70)
Total distributions	—		(0.77)	—	—	(0.05)	(0.74)

Net asset value at end of period	$24.79		$23.26	$23.28	$19.39	$14.67	$21.11

Total Return	6.58	%(a)	3.24%	20.06%	32.17%	(30.28)%	13.71%

Net assets at end of period (000's)	$363,811		$303,709	$273,473	$193,620	$92,583	$41,975

Ratio of total expenses to average net assets	1.24	%(b)	1.25%	1.27%	1.31%	1.37%	1.49%

Ratio of net investment income (loss) to average net assets	(0.17	)%(b)	(0.21)%	(0.08)%	(0.25)%	(0.35)%	0.21%

Portfolio turnover rate	0	%(a)	9%	1%	5%	3%	9%

(a)	Not Annualized.

(b)	Annualized.

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT FUND FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period
	Class I
	For the Period Ended June 30, 2012 (Unaudited)		For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Net asset value at beginning of period	$23.32		$23.29	$19.35	$14.63	$21.03	$19.14

Income (loss) from investment operations:
Net investment income (loss)	0.01		—	0.02	(0.01)	(0.04)	0.04
Net realized and unrealized gains (losses) on investments	1.55		0.80	3.92	4.73	(6.31)	2.59
Total from investment operations	1.56		0.80	3.94	4.72	(6.35)	2.63

Less distributions:
From net investment income	—		—	—	—	—	(0.04)
From net realized gains	—		(0.77)	—	—	(0.05)	(0.70)
Total distributions	—		(0.77)	—	—	(0.05)	(0.74)

Net asset value at end of period	$24.88		$23.32	$23.29	$19.35	$14.63	$21.03

Total Return	6.69	%(a)	3.45%	20.36%	32.26%	(30.20)%	13.73%

Net assets at end of period (000's)	$136,672		$118,496	$84,063	$50,371	$16,436	$16,585

Ratio of total expenses to average net assets	1.02	%(b)	1.03%	1.08%	1.15%	1.29%	1.48%

Ratio of net investment income (loss) to average net assets	0.05	%(b)	0.02%	0.12%	(0.07)%	(0.28)%	0.22%

Portfolio turnover rate	0	%(a)	9%	1%	5%	3%	9%

(a)	Not Annualized.

(b)	Annualized.

See accompanying notes to financial statements.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS June 30, 2012 (Unaudited)

1.	Organization

The Westport Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as a diversified, open-end management investment company. The Trust was organized as a Delaware statutory trust under a Declaration of Trust dated September 17, 1997. The Trust has established two separate no-load series: the Westport Select Cap Fund and the Westport Fund (the “Funds”). The Trust was capitalized on December 16, 1997, when the initial shares of each Fund were purchased at $10 per share. Except for the initial purchase of shares, the Trust had no operations prior to the commencement of operations on December 31, 1997.

The Westport Select Cap Fund seeks long-term capital appreciation. Under normal circumstances, the Fund seeks to achieve its investment goal by investing at least 65% of its net assets in the equity securities of small capitalization companies. A small capitalization company has a market capitalization of $2 billion or less at the time of the Fund’s initial investment. Companies whose capitalization exceeds $2 billion after purchase by the Fund will continue to be considered small cap for purposes of this 65% limitation. Even after the market capitalization of a small cap company exceeds $2 billion, Westport Advisers, LLC (the “Adviser”) may determine that the company continues to present a significant investment opportunity. In such instances, as long as the company’s market capitalization does not exceed $6 billion, the Fund may add to an existing position in that company’s securities by purchasing additional shares. Any such additional securities purchases will be considered purchases of small cap securities with respect to the 65% limitation. The Fund may also invest to a limited degree in companies that have larger market capitalizations.

The Westport Fund seeks a return composed of primarily capital appreciation and secondarily current income. The Fund seeks to achieve its investment goals by investing the majority of its assets in undervalued equity securities of attractive mid capitalization companies. A mid capitalization company has a market capitalization between $2 billion and $10 billion. The Fund will also invest on an opportunistic basis in the securities of attractive companies with both larger and smaller market capitalizations, but it is expected that the median market capitalization of the companies in the Fund will be in the mid capitalization range.

Each of the Funds is authorized to offer two classes of shares: Class R shares and Class I shares. Each Class R and Class I share of a Fund represents identical interests in the Fund’s assets and has the same rights, except that (i) Class I shares are expected to have lower operating expenses over time due to a shareholder services plan adopted with respect to Class R shares of each Fund (Note 4), and (ii) certain other class specific expenses are borne solely by the class to which such expenses are attributable. The Class I shares of the Westport Select Cap Fund and the Westport Fund commenced operations on February 16, 1998 and February 9, 2001, respectively.

2.	Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies:

Security valuation – The Funds’ portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities traded on stock exchanges are valued at the last sale price and securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS - (Continued) June 30, 2012 (Unaudited)

traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available, or for which an available market quotation is determined not to be reliable, are valued at their fair value as determined in accordance with the valuation procedures approved by the Board of Trustees. Money market instruments and other debt securities with remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Procedures (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Funds did not hold any Level 2 or Level 3 securities during the period ended June 30, 2012. There were no transfers into and out of any level during the current period. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS - (Continued) June 30, 2012 (Unaudited)

Westport Select Cap Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$545,873,371	$—	$—	$545,873,371
Money Markets	9,248,238	—	—	9,248,238
Total	$555,121,609	$—	$—	$555,121,609

Westport Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$459,630,924	$—	$—	$459,630,924
Money Markets	41,069,502	—	—	41,069,502
Total	$500,700,426	$—	$—	$500,700,426

*	All sub-categories within common stocks represent Level 1 evaluation status. See Portfolios of Investments for industry categories.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Share valuation – The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of both classes of shares of each Fund is equal to the net asset value per share.

Allocations – Investment income earned, expenses (other than expenses attributable to a specific class), realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated by each Fund daily to each class of its shares based upon its proportionate share of total net assets of the Fund.

Investment income and distributions to shareholders – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Dividends arising from net investment income, if any, are declared and paid annually. Net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, are distributed at least annually.

Security transactions – Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS - (Continued) June 30, 2012 (Unaudited)

Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – It is each Fund’s policy to comply with the special provisions of the Internal Revenue Code of 1986, as amended, available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of the federal income and excise tax provisions impacting regulated investment companies (“RICs”), including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011). The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The tax character of distributions paid for the years ended December 31, 2011 and December 31, 2010 is as follows:

	Westport Select Cap Fund		Westport Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
From ordinary income	$—	$—	$—	$—
From long-term capital gains	40,368,543	—	13,581,315	—
	$40,368,543	$—	$13,581,315	$—

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS - (Continued) June 30, 2012 (Unaudited)

At June 30, 2012, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were:

	Westport Select Cap Fund	Westport Fund
Gross Unrealized Appreciation	$278,521,908	$131,223,956
Gross Unrealized Depreciation	(21,050,064)	(23,740,531)
Net Unrealized Appreciation/(Depreciation)	$257,471,844	$107,483,425
Federal income Tax Cost*	$297,649,765	$393,217,001

*
The difference between federal income tax cost of portfolio investments and the acquisition cost is due to certain timing difference in the recognition of capital losses under income tax regulations and GAAP.

As of December 31, 2011, the components of distributable earnings on a tax basis are as follows:

	Westport Select Cap Fund	Westport Fund
Undistributed Ordinary Income	$—	$—
Undistributed Long-term Capital Gain	—	—
Accumulated Capital and Other Losses	$—	$—
Unrealized Appreciation/(Depreciation)	287,555,312	80,332,812
Total Accumulated Earnings/(Deficit)	$287,555,312	$80,332,812

Reclassification of capital accounts - The following reclassifications made by the Funds during the tax year ended December 31, 2011, are primarily the result of differences in the tax treatment of net investment losses.

	Accumulated Net Investment Loss	Paid-in Capital	Net Realized Gains (Losses) Accumulated
Westport Select Cap Fund	$4,624,540	$68,730,387	$(73,354,927)
Westport Fund	$628,885	$(628,885)	$—

The above reclassifications have no effect on the Funds’ net assets or net asset value per share.

3.	Investment Transactions

For the period ended June 30, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $15,977,174 and $81,048,819, respectively, for the Westport Select Cap Fund, and $32,214,943 and $0, respectively, for the Westport Fund.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS - (Continued) June 30, 2012 (Unaudited)

4.	Transactions with Affiliates

Certain trustees and officers of the Trust are also officers of the Adviser.

INVESTMENT ADVISORY AGREEMENT

The Funds’ investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of average daily net assets for the Westport Select Cap Fund, and at an annual rate of 0.90% of average daily net assets for the Westport Fund.

Pursuant to a written contract between the Adviser and the Funds, approved by the Trust’s Board of Trustees, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of each Fund (other than brokerage commissions, extraordinary items, interest, and taxes) to the extent “Total Annual Fund Operating Expenses” for each class exceed 1.50% of the Fund’s average daily net assets attributable to that class of shares (the “Expense Limitation Agreement”). The Adviser has agreed to maintain these expense limitations with regard to each class of each Fund through April 30, 2013. The expense limitation agreement does not include recapture provisions. No fees were waived by the Adviser for the period ended June 30, 2012.

ADMINISTRATION AND FUND ACCOUNTING AGREEMENT

Under the Administration and Fund Accounting Agreement, UMB Fund Services, Inc. (“UMBFS”) provides services to the Funds that include, but are not limited to, the following: calculating daily net asset values for the Funds; maintaining all general ledger accounts and related subledgers; determining and monitoring income and expense accruals; assisting in the acquisition of the Trust’s fidelity bond, monitoring the amount of the bond and making necessary filings with the Securities and Exchange Commission (“SEC”) related thereto; preparing securities notice and renewal filings pursuant to state securities laws; compiling data for and preparing notices to the SEC related to registration fee payments; preparing financial statements for the annual and semi-annual reports; monitoring each Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; monitoring compliance with the Funds’ investment policies and restrictions; and generally assisting with the Trust’s administrative operations.

Under the Administration and Fund Accounting Agreement, UMBFS is entitled to receive an annual asset-based fee, computed daily and payable monthly based on monthly net assets, for administration and fund accounting services of: 4 basis points (0.04%) on the first $500 million in monthly net assets; 3 basis points (0.03%) of monthly net assets over $500 million to $1.5 billion; and 2.5 basis points (0.025%) of monthly net assets in excess of $1.5 billion. UMBFS is also paid a fixed fee of $38,000 per year for UMBFS’ services and is reimbursed for certain of its out-of-pocket expenses.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agency Agreement, UMBFS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their account, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, UMBFS receives an annual asset-based fee, computed daily and payable monthly based on monthly net assets

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS - (Continued) June 30, 2012 (Unaudited)

and a fixed monthly fee. UMBFS also receives a monthly fee based on the number and type of shareholder accounts. In addition, each Fund reimburses UMBFS for out-of-pocket expenses, including, but not limited to, postage and supplies.

SHAREHOLDER SERVICES PLAN

The Trust has adopted a shareholder services plan with respect to Class R shares of each Fund. Under this plan, the Trust may enter into agreements pursuant to which a shareholder servicing agent performs certain shareholder services such as establishing and maintaining accounts and records, answering shareholder inquiries, providing personnel and facilities to maintain shareholder accounts and records, assisting shareholders in processing purchases, exchanges and redemption transactions, facilitating wiring of funds, integrating periodic statements with other shareholder transactions, and providing other services as requested by shareholders. For these services each Fund pays the servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class R shares owned by investors for which the servicing agent maintains a servicing relationship. For the period ended June 30, 2012, shareholder servicing fees of $131,220 and $211,623 were paid by Class R shares of the Westport Select Cap Fund and the Westport Fund, respectively, to third party shareholder servicing agents.

In addition, the Trust receives certain transfer agency services for Class R and Class I shares of each Fund not otherwise provided by the Funds’ transfer agent, from various shareholder servicing agents approved by the Trust’s Board of Trustees. For the period ended June 30, 2012, transfer agent servicing fees of $125,058 and $172,154 were paid by Class R shares of the Westport Select Cap Fund and the Westport Fund, respectively, to third party shareholder servicing agents. In addition, transfer agent servicing fees of $110,746 and $10,767 were paid to third party shareholder servicing agents by Class I shares of the Westport Select Cap Fund and the Westport Fund, respectively, for the period ended June 30, 2012.

DISTRIBUTION AGREEMENT

The Trust has entered into a Distribution Agreement on behalf of the Funds with UMB Distribution Services, LLC. (“UMB Distribution”). Pursuant to the Distribution Agreement, UMB Distribution acts as principal underwriter of each Fund’s shares. UMB Distribution receives no compensation from the Trust for its services and is an affiliate of UMBFS. The Adviser makes certain payments to UMB Distribution out of the Adviser’s resources in recognition of certain distribution-related services provided and licensing and other costs assumed by the Distributor in connection with serving as Distributor to the Funds.

COMPLIANCE SERVICES

Under the terms of the Compliance Services Agreement between the Trust and Vigilant Compliance Services, LLC, (“Vigilant”), Vigilant provided the Chief Compliance Officer (“CCO”) services to the Funds for the period ended June 30, 2012. The CCO reports directly to the Trust’s Board of Trustees and oversees an annual review of the policies and procedures of the Funds and their service providers, provides a written report to the Board annually and keeps the Board apprised of any material compliance events.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS - (Continued) June 30, 2012 (Unaudited)

5.	Capital Share Transactions

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital share transactions:

	Westport Select Cap Fund		Westport Fund
	For the Period Ended June 30, 2012	For the Year Ended December 31, 2011	For the Period Ended June 30, 2012	For the Year Ended December 31, 2011
CLASS R
Shares sold	795,565	7,278,266	3,963,980	5,345,850
Shares reinvested	—	586,558	—	418,280
Shares redeemed	(1,399,058)	(12,764,001)	(2,346,391)	(4,454,764)
Net increase (decrease) in shares outstanding	(603,493)	(4,899,177)	1,617,589	1,309,366
Shares outstanding, beginning of period	8,724,335	13,623,512	13,055,549	11,746,183
Shares outstanding, end of period	8,120,842	8,724,335	14,673,138	13,055,549

CLASS I
Shares sold	1,373,539	3,407,097	814,060	2,111,301
Shares reinvested	—	710,652	—	137,082
Shares redeemed	(3,264,543)	(7,217,807)	(402,582)	(777,054)
Net increase (decrease) in shares outstanding	(1,891,004)	(3,100,058)	411,478	1,471,329
Shares outstanding, beginning of period	17,320,039	20,420,097	5,081,341	3,610,012
Shares outstanding, end of period	15,429,035	17,320,039	5,492,819	5,081,341

6.	Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7.	Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date which the financial statements were issued.

THE WESTPORT FUNDS OTHER ITEMS June 30, 2012 (Unaudited)

Quarterly Portfolio Disclosure

A complete uncertified listing of the portfolio holdings of each of the Funds, in the form normally presented in annual and semi-annual reports, is available on the Funds’ website, at http://www.westportfunds.com, within thirty days following the end of each calendar quarter. Interested investors may request a copy of that information, without charge, by calling toll-free 1-888-593-7878. In addition, the Trust files a complete certified listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q within sixty days following the end of each calendar quarter. The complete listing on Form N-Q (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling toll-free 1-888-593-7878. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30, 2012 are available (i) on the Funds’ website at http://www.westportfunds.com, (ii) without charge upon request by calling toll-free 1-888-593-7878 or (iii) on the SEC’s website at http://www.sec.gov.

Risk Disclosure

There are special risks associated with small and mid-capitalization issues such as market liquidity and greater market volatility than larger capitalizations issues.

THE WESTPORT FUNDS Schedule of Shareholder Expenses (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of The Westport Funds, you do not incur any transaction costs.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2012 through June 30, 2012).

Actual Expenses

The first lines of the table below with respect to each class of shares of each Fund provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended June 30, 2012” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the table below with respect to each class of shares of each Fund provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE WESTPORT FUNDS Schedule of Shareholder Expenses (Unaudited) (Continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second lines of the table are useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. As a shareholder of the Westport Funds, you do not incur any transaction costs.

		Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Six Months Ended June 30, 2012*	Net Expense Ratio Annualized June 30, 2012	Total Return Ended Six Months June 30, 2012
Westport Select Cap Fund
Class R	Actual	$1,000.00	$1,020.30	$7.03	1.40%	2.03%
Class R	Hypothetical (5% return before expenses)	$1,000.00	$1,018.04	$7.02	1.40%	1.80%
Class I	Actual	$1,000.00	$1,021.90	$5.91	1.18%	2.19%
Class I	Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.90	1.18%	1.92%
Westport Fund
Class R	Actual	$1,000.00	$1,065.80	$6.39	1.24%	6.58%
Class R	Hypothetical (5% return before expenses)	$1,000.00	$1,018.81	$6.25	1.24%	1.88%
Class I	Actual	$1,000.00	$1,066.90	$5.26	1.02%	6.69%
Class I	Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.14	1.02%	1.99%

*
Expenses are equal to each Fund’s annualized expense ratio (based upon the last six months) as reflected in the fourth column above, multiplied by the average account value over the period, multiplied by # of days in most recent fiscal half-year divided by # of days in current fiscal year (182/366) to reflect the one-half year period.

THIS PAGE INTENTIONALLY LEFT BLANK.

THE WESTPORT FUNDS
PRIVACY POLICY DISCLOSURE

Thank you for your decision to invest with us. Your privacy is very important to us. The following constitutes a description of our policies regarding disclosure of nonpublic personal information that you provide to us or that we collect from other sources.

Categories of Information We Collect

We collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as required or permitted by law.

Service Provider/Transfer Agent Exception

We are permitted by law to disclose all of the information we collect, as described above, to our service provider/transfer agent to process your transactions.

Confidentiality and Security

We restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Intermediaries

In the event that you hold shares of the fund(s) through a Financial Intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your Financial Intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

The Westport Funds

Westport Select Cap Fund
Westport Fund

website: www.westportfunds.com

Shareholder Services
1-888-593-7878

Investment Adviser
Westport Advisers, LLC
253 Riverside Avenue
Westport, Connecticut 06880
1-203-227-3601

Board of Trustees
Raymond J. Armstrong
Edward K. Mettelman
Stephen E. Milman
Edmund H. Nicklin, Jr.
Donel Bruce Smith

Transfer Agent
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

Distributor
UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of The Westport Funds.

WESTPORT
INVESTMENTS

Item 2. Code of Ethics.

Not required in semiannual report filing.

Item 3. Audit Committee Financial Expert.

Not required in semiannual report filing.

Item 4. Principal Accountant Fees and Services

Not required in semiannual report filing.

Item 5. Audit Committee of Listed Registrants.

Not required in semiannual report filing.

Item 6. Schedule of Investments.

Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and  procedures (as defined in Rule 30a-3(c) under the Investment Company Act of  1940), the registrant's principal executive officer and principal financial  officer have concluded that the registrant's disclosure controls and procedures  are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial  reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940)  that occurred during the second fiscal quarter of the period covered by this  report that have materially affected, or are reasonably likely to materially  affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable in semiannual filing.

(2) Certifications required pursuant to section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3) Not applicable to open-end management investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Westport Funds

By (Signature and Title)

/s/ Edmund H. Nicklin, Jr.
Edmund H. Nicklin, Jr.
President

Date:	September 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Edmund H. Nicklin, Jr.
Edmund H. Nicklin, Jr.
President

Date:	September 6, 2012

By (Signature and Title)

/s/ Terry A. Wettergreen
Terry A. Wettergreen
Treasurer and Chief Financial Officer

Date:	September 6, 2012